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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          Date of Report: March 7, 2001
        Date of Earliest Event Reported: March 1, 2001 (general updating)

                            LIBERTY MEDIA CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

         333-86491                                         84-1288730
(Commission File Number)                      (I.R.S. Employer Identification No.)
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                            9197 SOUTH PEORIA STREET
                            ENGLEWOOD, COLORADO 80112
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (720) 875-5400
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ITEM 5.  OTHER EVENTS

         Since March 27, 2000, the date on which Liberty Media Corporation (the
"Company") filed its Annual Report on Form 10-K for the fiscal year ended
December 31, 1999 (the "1999 10-K"), certain developments involving the regulatory matters affecting the activities of the Company and its subsidiaries and business affiliates have occurred. The Company is filing this Report in order to disclose those developments and for purposes of incorporating this Report into offering documents of the Company. The information contained in this Report supersedes in its entirety the information set forth under "Regulatory
Matters" in Item 1(c), "Business -- Narrative Description of Business" in the
1999 10-K.

"REGULATORY MATTERS

 DOMESTIC PROGRAMMING

         In the United States, the FCC regulates the providers of satellite communications services and facilities for the transmission of programming services, the cable television systems that carry such services, and, to some extent, the availability of the programming services themselves through its regulation of program licensing. Cable television systems in the United States are also regulated by municipalities or other state and local government authorities. Cable television companies are currently subject to federal rate regulation on the provision of basic service, and continued rate regulation or other franchise conditions could place downward pressure on the fees cable television companies are willing or able to pay for programming services in which we have interests. Regulatory carriage requirements also could adversely affect the number of channels available to carry the programming services in which we have an interest.

         Regulation of Program Licensing. The Cable Television Consumer
Protection and Competition Act of 1992 (the 1992 Cable Act) directed the FCC to promulgate regulations regarding the sale and acquisition of cable programming between multi-channel video programming distributors (including cable operators) and satellite-delivered programming services in which a cable operator has an attributable interest. The legislation and the implementing regulations adopted by the FCC preclude virtually all exclusive programming contracts between cable operators and satellite programmers affiliated with any cable operator (unless the FCC first determines the contract serves the public interest) and generally prohibit a cable operator that has an attributable interest in a satellite programmer from improperly influencing the terms and conditions of sale to unaffiliated multi-channel video programming distributors. Further, the 1992
Cable Act requires that such affiliated programmers make their programming services available to cable operators and competing multi-channel video programming distributors such as multi-channel multi-point distribution systems and direct broadcast satellite distributors on terms and conditions that do not unfairly discriminate among distributors. The Telecommunications Act of 1996 has extended these rules to programming services in which telephone companies and other common carriers have attributable ownership interests. The FCC revised its program licensing rules by implementing a damages remedy in situations where the defendant knowingly violates the regulations and by establishing a timeline for the resolution of such complaints, among other things.

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         Regulation of Carriage of Programming. Under the 1992 Cable Act, the
FCC has adopted regulations prohibiting cable operators from requiring a financial interest in a programming service as a condition to carriage of such service, coercing exclusive rights in a programming service or favoring affiliated programmers so as to restrain unreasonably the ability of unaffiliated programmers to compete.

         Regulation of Ownership. The 1992 Cable Act required the FCC, among other things, (1) to prescribe rules and regulations establishing reasonable limits on the number of channels on a cable system that will be allowed to carry programming in which the owner of such cable system has an attributable interest and (2) to consider the necessity and appropriateness of imposing limitations on the degree to which multi-channel video programming distributors (including cable operators) may engage in the creation or production of video programming.
In 1993, the FCC adopted regulations limiting carriage by a cable operator of national programming services in which that operator holds an attributable interest to 40% of the first 75 activated channels on each of the cable operator's systems. The rules provide for the use of two additional channels or a 45% limit, whichever is greater, provided that the additional channels carry minority-controlled programming services. The regulations also grandfather existing carriage arrangements that exceed the channel limits, but require new channel capacity to be devoted to unaffiliated programming services until the system achieves compliance with the regulations. These channel occupancy limits apply only up to 75 activated channels on the cable system, and the rules do not apply to local or regional programming services. However, on March 2, 2001, the United States Court of Appeals for the District of Columbia Circuit found that the FCC had failed to justify adequately the channel occupancy limit, reversed the FCC's decision and remanded the rule to the FCC for further consideration.
These rules, if readopted by the FCC upon remand with record support, may limit carriage of the programming companies in which we have interests on certain systems of affiliated cable operators. In the same rulemaking, the FCC concluded that additional restrictions on the ability of multi-channel distributors to engage in the creation or production of video programming were then unwarranted.

         In its March 2 decision, the Court of Appeals also reversed the FCC's rule imposing a thirty percent limit on the number of subscribers served by systems in which a multiple system operator can have an attributable ownership interest.

         The FCC's rules also generally prohibit common ownership of a cable system and broadcast television stations or multichannel multi-point distribution systems (MMDS) with overlapping service areas. In August 1999, the FCC revised the attribution standards, which are used to implement these ownership rules, and adopted new attribution standards based upon a combination of equity, debt and other indicia of influence. On December 14, 2000, the FCC adopted further revised attribution standards. The new attribution criteria could limit our ability to engage in certain transactions involving broadcast stations and MMDS systems. The ownership attribution standards used to enforce other rules, including the horizontal cable system ownership, channel occupancy limits, program access and program carriage rules, also were revised in October
1999. The Court of Appeals reversed these revised standards, in part, in its March 2 decision.


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         Regulation of Carriage of Broadcast Stations. The 1992 Cable Act
granted broadcasters a choice of must carry rights or retransmission consent rights. The rules adopted by the FCC generally provided for mandatory carriage by cable systems of all local full-power commercial television broadcast signals selecting must carry rights and, depending on a cable system's channel capacity, non-commercial television broadcast signals. Such statutorily mandated carriage of broadcast stations coupled with the provisions of the Cable Communications
Policy Act of 1984, which require cable television systems with 36 or more
"activated" channels to reserve a percentage of such channels for commercial use by unaffiliated third parties and permit franchise authorities to require the cable operator to provide channel capacity, equipment and facilities for public, educational and government access channels, could adversely affect some or substantially all of the programming companies in which we have interests by limiting the carriage of such services in cable systems with limited channel capacity. On January 18, 2001, the FCC adopted rules relating to the cable carriage of digital television signals. Among other things, the rules clarify that a digital-only television station can assert a right to analog or digital carriage on a cable system. The FCC initiated a further proceeding to determine whether television stations may assert rights to carriage of both analog and digital signals during the transition to digital television. The imposition of such additional must carry regulation, in conjunction with the current limited cable system channel capacity, would make it likely that cable operators will be forced to drop cable programming services, which may have an adverse impact on the programming companies in which we have interests.

         Closed Captioning and Video Description Regulation. The
Telecommunications Act of 1996 also required the FCC to establish rules and an implementation schedule to ensure that video programming is fully accessible to the hearing impaired through closed captioning. The rules adopted by the FCC will require substantial closed captioning over an eight to ten year phase-in period with only limited exemptions. As a result, the programming companies in which we have interests are expected to incur significant additional costs for closed captioning. In July 2000, the FCC also adopted rules requiring certain broadcasters and the largest national video programming services to begin to provide audio descriptions of visual events for the visually impaired on the secondary audio program.

         Copyright Regulation. Satellite carriers, such as Gemstar-TV Guide's
UVTV division, retransmit the broadcast signals of "superstations," such as KWGN and WGN, and of network stations to home satellite dish owners for private home viewing under statutory license pursuant to the Satellite Home Viewer Act of 1994 (the SHV Act). The Intellectual Property and Communications Omnibus Reform
Act of 1999 (IPCORA), enacted into law in November 1999, extends the SHV Act license until December 31, 2004. Under the SHV Act, satellite carriers previously paid a monthly fee of 27 cents per subscriber for the secondary transmission of distant superstations and distant network stations. However, IPCORA has decreased the royalty fee for distant superstations by 30% and distant network stations by 45%. To the extent that satellite carriers transmit superstation or network station signals to cable operators, such cable operators pay the copyright fee under the separate compulsory license. Satellite carriers may only distribute the signals of network broadcast stations, as distinguished from superstations, to "unserved households" that are outside the Grade B contours of a station affiliated with such network. In October 2000, the FCC adopted rules that subject superstations and distant network stations


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delivered by satellite directly to dish owners to new program exclusivity rules
(similar to those imposed on cable operators), including syndicated exclusivity, network non-duplication and sports blackout rules. The FCC also adopted rules in May 2000 establishing signal strength measurement and subscriber eligibility standards. The statute provides a copyright liability moratorium for all satellite carriers distributing distant network signals to existing (as of October 31, 1999) and recently terminated (after July 1, 1998) subscribers who are within Grade B contours of local network affiliates. Moreover, the entire
C-band satellite industry is exempt from all restrictions on delivering distant network signals to subscribers who received C-band service before October 31, 1999. IPCORA and rulemakings, exemptions, and regulatory requirements adopted under it will substantially impact the C-band and DBS industry, potentially affecting the economics of uplinking and distributing distant network stations and superstations to dish owners. A subsidiary of Gemstar-TV Guide entered into an agreement with the National Association of Broadcasters, the ABC, CBS, FOX and NBC networks, their affiliate associations, and several hundred broadcast stations to identify by zip code those geographic areas which are "unserved" by network affiliated stations in May 1998. With the passage of IPCORA, that subsidiary opted to discontinue that agreement, and the parties resolved their dispute over such termination in June 2000.

         Satellites and Uplink. In general, authorization from the FCC must be obtained for the construction and operation of a communications satellite. The
FCC authorizes utilization of satellite orbital slots assigned to the United
States by the World Administrative Radio Conference. Such slots are finite in number, thus limiting the number of carriers that can provide satellite transponders and the number of transponders available for transmission of programming services. At present, however, there are numerous competing satellite service providers that make transponders available for video services to the cable industry.

         Proposed Changes in Regulation. The regulation of programming services, cable television systems, satellite carriers and television stations is subject to the political process and has been in constant flux over the past decade.
Further material changes in the law and regulatory requirements must be anticipated and there can be no assurance that our business will not be adversely affected by future legislation, new regulation or deregulation.

DOMESTIC TELEPHONY AND SATELLITE SYSTEMS

         The FCC regulates the licensing, construction, operation, acquisition, resale and interconnection arrangements of domestic wireless telecommunications systems. The activities of wireless service providers, such as the Sprint PCS
Group of Sprint Corporation, are subject to regulation in varying degrees, depending on the jurisdiction, by state and local regulatory agencies as well.
The FCC, in conjunction with the U.S. Federal Aviation Administration, also regulates tower marking and lighting, and FCC environmental rules may cause certain PCS network facilities to become subject to regulation under the National Environmental Policy Act and the National Historic Preservation Act.

         We also hold interests in various entities that provide domestic interstate and intrastate telephony services, including competitive local exchange, exchange access and interexchange


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services. Interstate telephone services are regulated at the federal level pursuant to the Communications Act and the rules of the FCC. Intrastate telephone services are regulated to varying degrees by the public utility commissions of the respective states.

INTERNATIONAL CABLE, TELEPHONY AND PROGRAMMING

         Some of the foreign countries in which we have, or propose to make, an investment regulate, in varying degrees, (1) the granting of cable and telephony franchises, the construction of cable and telephony systems and the operations of cable, other multi-channel television operators and telephony operators and service providers, as well as the acquisition of, and foreign investments in, such operators and service providers, and (2) the distribution and content of programming and Internet services and foreign investment in programming companies. Regulations or laws may cover wireline and wireless telephony, satellite and cable communications and Internet services, among others.
Regulations or laws that exist at the time we make an investment in a foreign subsidiary or business affiliate may thereafter change, and there can be no assurance that material and adverse changes in the regulation of the services provided by our subsidiaries and business affiliates will not occur in the future. Regulation can take the form of price controls, service requirements and programming and other content restrictions, among others. Moreover, some countries do not issue exclusive licenses to provide multi-channel television services within a geographic area, and in those instances we may be adversely affected by an overbuild by one or more competing cable operators. In certain countries where multi-channel television is less developed, there is minimal regulation of cable television, and, hence, the protections of the cable operator's investment available in the United States and other countries (such as rights to renewal of franchises and utility pole attachment) may not be available in these countries.

INTERNET SERVICES

         The Internet companies in which we have interests are subject, both directly and indirectly, to various laws and governmental regulations relating to their respective businesses. There are currently few laws or regulations directly applicable to access to or commerce on commercial online services or the Internet. For example, the Digital Millennium Copyright Act, enacted into law in 1998, protects certain qualifying online service providers from copyright infringement liability, the Internet Tax Freedom Act, also enacted in 1998, placed a three year moratorium on new state and local taxes on Internet access and commerce, and, under the Communications Decency Act, an Internet service provider will not be treated as the publisher or speaker of any information provided by another information content provider. However, because of the increasing popularity and use of commercial online services and the Internet, a number of laws and regulations may be adopted with respect to commercial online services and the Internet. For example, the Internet Tax Freedom Act expires in 2001, but Congress may extend this moratorium in some form. Other
Internet-related laws and regulations may cover issues such as user privacy, defamatory speech, copyright infringement, pricing and characteristics and quality of products and services. The adoption of such laws or regulations in the future may slow the growth of commercial online services and the Internet, which could in turn cause a decline in the demand for the services and products of the Internet companies in which we have interests and


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increase such companies' costs of doing business or otherwise have an adverse effect on their businesses, operating results and financial conditions.
Moreover, the applicability to commercial online services and the Internet of existing laws governing issues such as property ownership, libel, personal privacy and taxation is uncertain and could expose these companies to substantial liability.

BROADCASTERS

         We also have nonattributable minority ownership interests in group owners of broadcast television and radio stations. The FCC extensively regulates the ownership and operation of such stations through a variety of rules. Among other things, FCC regulations: (1) limit the number of television stations in which a person or entity may hold an attributable interest both locally and nationally; (2) limit the common ownership of television stations and radio stations in a particular market; and (3) prohibit the common ownership of a broadcast station and a daily newspaper published in or a cable system operating in a community over which that station places a broadcast signal of certain strength."


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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 7, 2001
                                 LIBERTY MEDIA CORPORATION


                                 By:   /s/ Vivian J. Carr
                                      -----------------------------------------
                                      Vivian J. Carr
                                      Senior Vice President and Secretary


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